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                                                                     Rule 497(d)
                                                              File No. 333-32332

     Supplement dated May 12, 2000 to the Prospectus dated March 22, 2000


                         Nuveen Unit Trusts, Series 85

Nuveen European Internet 15-Month Sector Portfolio, March 2000
Nuveen European Internet Five-Year Sector Portfolio, March 2000

Notwithstanding anything to the contrary in the Prospectus, a Unitholder upon redemption of their Units or termination of one of the Portfolios mentioned above, will not be entitled to receive an in-kind distribution of any securities held by the applicable Portfolio.